UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2007

LESCO, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-13147 (Commission File Number)	34-0904517 (IRS Employer Identification Number)

1301 East 9th Street, Suite 1300 Cleveland, Ohio (Address of Principal Executive Offices)	44114 (Zip Code)

(216) 706-9250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2	FINANCIAL INFORMATION

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On May 7, 2007, pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 19, 2007, among Deere & Company (“Deere”), Deere Merger Sub, Inc. (“Merger Sub”) and LESCO, Inc. (the “Company”), Merger Sub merged with and into the Company. The Company is the surviving corporation in the merger and became a wholly-owned subsidiary of Deere. A copy of the Merger Agreement and a description of the merger was filed with the Company’s proxy statement filed with the Securities and Exchange Commission on March 20, 2007 and is incorporated by reference herein.

SECTION 3	SECURITIES AND TRADING MARKETS

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

In connection with the closing of the merger and the other transactions contemplated by the Merger Agreement, the Company notified The NASDAQ Stock Market (“NASDAQ”) on May 7, 2007, requesting that NASDAQ suspend trading of common shares of the Company and file with the Securities and Exchange Commission an application on Form 25 to report that common shares of the Company are no longer listed on NASDAQ.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Subject to the terms of the Merger Agreement, each outstanding common share of the Company was converted into the right to receive $14.50. A copy of the Merger Agreement and a description of the merger was filed with the Company’s proxy statement filed with the Securities and Exchange Commission on March 20, 2007 and is incorporated by reference herein.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

On May 7, 2007, Deere issued a press release announcing that it had completed the merger of Merger Sub with and into the Company and the other transactions contemplated by the Merger Agreement. Subject to the terms of the Merger Agreement, each outstanding common share of the Company was converted into the right to receive $14.50. Deere and Merger Sub paid approximately $133.0 million in cash and cash equivalents to acquire all outstanding common shares of the Company. As a result of the merger, Deere owns 100% of the voting securities of the Company. The press release is furnished as Exhibit 99.1 hereto.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the completion of the transactions contemplated by the Merger Agreement, the directors and officers of Merger Sub immediately prior to the effective time of the merger became the directors and officers of the Company.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1 Deere & Company press release dated May 7, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LESCO, Inc.
By:	/s/ Michael A. Weisbarth
Michael A. Weisbarth, Vice President
and Chief Financial Officer

Date: May 8, 2007